                                             UAM Funds
                                             Funds for the Informed Investor(SM)

Acadian Emerging Markets Portfolio
Annual Report                                                October 31, 2000





                                                               [LOGO OF UAM]
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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ......................................................    1

Portfolio of Investments ..................................................    6

Statement of Assets and Liabilities .......................................   15

Statement of Operations ...................................................   16

Statement of Changes in Net Assets ........................................   17

Financial Highlights ......................................................   18

Notes to Financial Statements .............................................   19

Report of Independent Accountants .........................................   24
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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

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November 27, 2000

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Portfolio. This commentary covers the twelve months from November 1, 1999 to October 31, 2000, focusing on the portfolio's performance and some of the economic and market conditions that impacted returns.

Portfolio Performance

For the year ended October 31, 2000, the Acadian Emerging Markets Portfolio returned -5.20%, versus -10.31% for the IFC Investable Composite Index, a widely-followed emerging markets benchmark.

Economic and Market Conditions

The emerging markets declined quite significantly over the period, reflecting investor concerns about a number of issues, including slowing world economic growth, rising oil prices, the lack of progress on structural reform in some key Asian economies, and the future of the technology sector. In particular, many Asian markets fell sharply over the period as investors grew increasingly negative on technology stocks and perceived Asia as strongly concentrated in this sector. There was also the perception of slowing progress on structural reforms in Thailand and Korea. The Latin American region saw some recovery with strong returns in Mexico and Brazil balancing negative returns in Colombia and Peru. The Europe/ Middle East /Africa (EMEA) region was also mixed, as European markets generally fell, but Russia and Turkey were up significantly.

Investment Strategy Used During the Period

Acadian's portfolio strategy remained consistent, systematically evaluating a broad range of emerging markets based on fundamental value characteristics and other factors, and then targeting attractively valued stocks within markets as quantified by our multi-factor stock valuation models. The portfolio had below-benchmark measures on such key value attributes as price/book, price/earnings, and price/sales. Key country overweightings included Brazil, Egypt, Venezuela, Russia and Pakistan. The portfolio was underweighted in Chile, India, Malaysia, South Africa, Taiwan and Turkey.

Commentary on the Fund's Investment Performance

     As noted above, the Acadian Emerging Markets Portfolio returned -5.20% for the twelve months ending October 31, 2000, versus a return of -10.31% for the IFC Investable Index. The 5.11 percentage points of excess return were the result of pos-

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

itive country weighting returns (contributing +10.1% versus the benchmark) partially offset by negative stock selection returns (-4.8% versus the benchmark). The portfolio's performance during the period was enhanced by investments in:

     . Russia: The portfolio was overweighted in Russia, which added to return as this market posted a return well above that of the index. Russian stocks returned over 70% for the year, with the result that the portfolio's overweighting added 80 basis points to return.

     . Taiwan: The portfolio was underweighted in Taiwan, which added 60 basis points to return as this market underperformed the overall index with a return of -28.1%. There was also a small amount of value added from stock selection in this market.

     . Turkey: The portfolio gained from its weighting in Turkey, as well as stock selection, as the portfolio's mix of finance, capital equipment and service stocks returned 134% for the quarter, versus the Turkish market return of 35%. Total value added was 630 basis points.

     . Korea: Underweighting the Korean market helped return, as did stock selection, for 260 basis points of total value added in this market. As the Korean market fell sharply, returning -38% versus -10.5% for the IFC index as a whole, the portfolio's holdings outperformed the Korean index.

     . Other: The portfolio also gained from its country overweightings in Pakistan, China and Venezuela, each of which contributed 100 basis points of active return.

The portfolio saw negative active returns from the following investments:

     . Greece: While the country weighting was positive for active return in this market, stock selection underperformed. The net value added in Greece was -60 basis points, as the portfolio's holdings in the finance and service sectors returned -65% versus a benchmark return of -43%.

     . Israel: The portfolio lost value from stock selection and a country underweighting in Israel, as the market performed better than many in the emerging markets and the portfolio's holdings trailed the market return. Active return was -100 basis points.

     . Brazil: Stock selection in Brazil detracted 270 basis points. Offset by positive value from the country overweighting, the net active return in Brazil was -110 basis points. Brazilian holdings focused on capital equipment, consumer and service stocks, posting a return of 7.3% versus the benchmark return of 41.2%.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

     . Other: There was some additional value lost from overweighting the Philippines and value-oriented stock selection in Mexico, for -100 basis points in each market.

Evaluation and Current Outlook

Looking ahead, we believe many of the investor concerns that have driven down emerging markets are overstated, and that they have caused share prices to negatively overshoot. For example, while conventional wisdom holds that emerging markets are vulnerable to rising oil prices, many are net oil exporters and overall the sector appears to benefit from rising commodities prices. And while global growth may indeed slow, current forecasts do not put this at a level which would endanger emerging market exports. Relative to concerns about technology stocks, we believe the technology and telecommunications sectors in many emerging markets have long-term positive potential that current share prices are not reflecting.

Looking ahead more broadly, we see that the long-term case for emerging markets remains solid. Among the reasons why these markets should outperform over the coming years include the benefits they will accrue from economic and corporate restructuring. They should also continue to experience the economy-boosting power of expanding access to global markets, and enjoy domestic investor bases that will grow steadily along with rising incomes and education levels.

If we can provide any further information, please let us know.



Sincerely,

/s/ CHURCHILL G. FRANKLIN

Churchill G. Franklin
Senior Vice President
Acadian Asset Management

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

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                         Definition of Comparative Index
                         -------------------------------

IFC Investable Index is an unmanaged index maintained by the International Finance Corporation that precisely measures the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

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Growth of a $100,000 Investment

                    ----------------------------------------
                       AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED 0CTOBER 31, 2000
                    ----------------------------------------
                                                  Since
                       1 Year  3 Years  5 Years  6/17/93*
                    ----------------------------------------
                       -5.20%  -5.04%   -2.52%    -0.10%
                    ----------------------------------------

                                    [GRAPH]

                  Acadian Emerging          IFC Investable
                    Markets Fund            Composite Index
                  ----------------          ---------------
6/17/93               $100,000                 $100,000
 Oct 93               $113,406                 $125,716
 Oct 94               $140,884                 $160,213
 Oct 95               $112,764                 $122,515
 Oct 96               $122,597                 $135,366
 Oct 97               $115,903                 $121,776
 Oct 98               $ 73,981                 $ 86,424
 Oct 99               $104,675                 $123,491
 Oct 00               $ 99,232                 $110,759


 * Beginning of operations.  Index comparisons begin on 6/30/93.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indicies on page 4.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FOREIGN COMMON STOCKS - 90.6%

                                                                   Shares        Value
                                                                 ----------  -----------
ARGENTINA -- 2.6%
   Central Puerto* ........................................        78,000   $    84,257
   Grupo Financiero Galicia* ..............................        38,095        56,773
   Molinos Rio de la Plata* ...............................        56,583        98,474
   Perez Companc, Cl B ....................................       237,900       342,645
                                                                            -----------
                                                                                582,149
                                                                            -----------
BRAZIL -- 2.3%
   Brasil Telecom Participacoes ...........................    32,611,794       256,315
   Bunge Alimentos ........................................           911             1
   Centrais Geradoras do Sul do Brasil* ...................         1,020             2
   Cia de Bebidas das Americas* ...........................           860           171
   Cia Saneamento Basico ..................................     1,800,000       162,222
   Dana-Albarus ...........................................       189,000       102,002
   Embratel Participacoes .................................           794            10
   Seara Alimentos* .......................................           911            --
   Serrana ................................................         3,909             2
   Sociedad de Participacoes Cime (b) .....................       131,000            --
   Tele Celular Sul Participacoes .........................           794             2
   Tele Centro Oeste Celular Participacoes ................           794             3
   Tele Leste Celular Participacoes .......................           794             1
   Tele Nordeste Celular Participacoes ....................           794             2
   Tele Norte Celular Participacoes .......................           794             1
   Tele Norte Leste Participacoes .........................           794            13
   Tele Sudeste Celular Participacoes .....................           794             2
   Telecomunicacoes de Sao Paulo ..........................           794             8
   Telemig Celular Participacoes ..........................           794             2
   Telesp Celular Participacoes ...........................           794             7
                                                                            -----------
                                                                                520,766
                                                                            -----------
CHILE -- 4.0%
   AFP Provida ADR ........................................         5,500       116,875
   Banco Santander-Chile ADR ..............................         7,000        94,062
   Compania Telecomunicaciones de Chile ADR* ..............        15,700       239,425
   Gener ADR ..............................................         9,100       110,337
   Maderas y Sinteticos ADR ...............................        25,300       332,062
                                                                            -----------
                                                                                892,761
                                                                            -----------


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS - continued

                                                                   Shares      Value
                                                                  --------  -----------
EGYPT -- 3.6%
   Alexandria National Iron & Steel* ......................         7,000   $   206,638
   Egyptian American Bank .................................         5,400        52,317
   Helwan For Cement ......................................        42,900       368,452
   Middle & West Delta Flour ..............................        11,800        68,037
   National Societe General Bank ..........................        12,099        89,055
   Suez Cement* ...........................................         3,085        28,477
                                                                            -----------
                                                                                812,976
                                                                            -----------
GREECE -- 6.3%
   Aegek ..................................................        42,510       173,434
   Bank of Greece .........................................         1,780       103,757
   Commercial Bank of Greece ..............................        10,770       482,130
   EFG Eurobank Ergasias ..................................         1,700        45,899
   Hellenic Telecommunications Organization ...............         6,600       115,037
   National Bank of Greece ................................         5,644       214,493
   Panafon ................................................        11,600        96,245
   Strintzis Lines ........................................        89,320       187,890
                                                                            -----------
                                                                              1,418,885
                                                                            -----------
HONG KONG -- 2.2%
   China Mobile ...........................................        75,700       487,739
                                                                            -----------
HUNGARY -- 1.1%
   Egis Rt. ...............................................         5,900       248,817
                                                                            -----------
INDONESIA -- 1.5%
   Hanjaya Mandala Sampoerna ..............................       106,000       124,573
   Indah Kiat Pulp & Paper* ...............................     1,157,000       126,701
   Indosat (Persero) TBK ..................................       124,000        88,761
                                                                            -----------
                                                                                340,035
                                                                            -----------
ISRAEL -- 0.4%
   Clal Electronics Industries* ...........................           600        89,608
                                                                            -----------


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS - continued

                                                                   Shares      Value
                                                                  --------  -----------
MALAYSIA -- 4.3%
   Edaran Otomobil Nasional ...............................        83,000   $   150,711
   IOI Properties .........................................       100,000       157,895
   Kulim ..................................................       176,000        97,263
   Malayan Cement .........................................       138,000        43,942
   Multi-Purpose Holdings* ................................       190,000        46,000
   Sime Darby .............................................        65,000        81,421
   TAN Chong Motor Holdings ...............................       805,000       260,566
   United Engineers .......................................        93,000       132,158
   Westmont Industries (b) ................................       481,000            --
                                                                            -----------
                                                                                969,956
                                                                            -----------
MEXICO -- 12.0%
   Alfa ...................................................        32,000        64,064
   Altos Hornos de Mexico (b)* ............................       178,000            --
   Controladora Comercial Mexicana* .......................       107,000       119,628
   Grupo Celanese (b) .....................................        99,000            --
   Grupo Financiero BBVA Bancomer* ........................     1,423,000       880,221
   Grupo Herdez, Series B .................................       301,000        81,772
   Hylsamex* ..............................................        55,000        53,790
   Telefonos de Mexico, Series L ..........................       488,600     1,317,160
   Vitro, Series A ........................................       196,000       165,885
                                                                            -----------
                                                                              2,682,520
                                                                            -----------
PAKISTAN -- 3.8%
   HUB Power ..............................................       834,500       264,863
   Muslim Commercial Bank .................................       257,125       154,946
   Pakistan Telecommunication* ............................       833,500       346,446
   Shell Pakistan .........................................        17,600        86,470
                                                                            -----------
                                                                                852,725
                                                                            -----------
PERU -- 2.5%
   Banco Credito del Peru .................................        95,008        40,575
   Banco Wiese Sudameris* .................................       281,500        45,684
   Buenaventura, Cl B .....................................        24,000       155,795
   Cementos Lima ..........................................         7,177        81,736
   Credicorp ..............................................        17,400       126,150
   Edegel, Cl B ...........................................       250,000        49,825
   Volcan Compania Minera, Cl B* ..........................       200,000        62,637
                                                                            -----------
                                                                                562,402
                                                                            -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS - continued

                                                                   Shares      Value
                                                                  --------  -----------
PHILIPPINES -- 2.8%
   Ayala Land .............................................       735,000   $    57,478
   C&P Homes* .............................................     7,961,700        26,461
   DMCI Holdings* .........................................     3,442,700        16,826
   Equitable PCI Bank .....................................       225,740       253,764
   JG Summit Holdings .....................................     1,295,550        52,177
   Manila Electric, Cl B ..................................       151,400       124,317
   Metropolitan Bank & Trust* .............................        11,000        35,914
   Petron* ................................................     2,160,600        43,085
   San Miguel, Cl B .......................................        11,990        11,486
                                                                            -----------
                                                                                621,508
                                                                            -----------
POLAND -- 1.1%
   Big Bank Gdanski .......................................        61,640        69,646
   Debica .................................................         5,684        43,427
   Stomil Olsztyn .........................................        23,771       133,013
                                                                            -----------
                                                                                246,086
                                                                            -----------
SOUTH AFRICA -- 6.8%
   Anglo American Platinum ................................           400        15,601
   De Beers Consolidated Mines ............................        10,400       286,187
   Del Monte Royal Foods* .................................       205,700       117,019
   Liblife Strategic Investment* ..........................       121,850           322
   M-Cell .................................................        34,100       126,318
   Murray & Roberts Holdings* .............................       166,900        68,450
   Pepkor .................................................         6,400        18,204
   Remgro* ................................................        17,550       107,385
   Sappi ..................................................        19,000       130,208
   Sasol ..................................................        80,400       615,871
   Venfin .................................................        17,550        48,643
                                                                            -----------
                                                                              1,534,208
                                                                            -----------
SOUTH KOREA -- 9.3%
   Dongkuk Steel Mill .....................................        45,028        81,941
   Hyundai Motor ..........................................         6,692        76,480
   Korean Air .............................................        35,000       182,769
   LG Electronics .........................................        19,569       272,676
   Samsung Electronics ....................................         7,440       932,044
   Samsung SDI ............................................         7,600       295,982

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS - continued

                                                                   Shares      Value
                                                                  --------  -----------
SOUTH KOREA -- continued
   SK .....................................................        14,905   $   179,515
   SK Telecom .............................................           290        61,824
                                                                            -----------
                                                                              2,083,231
                                                                            -----------
SRI LANKA -- 1.3%
   Blue Diamond Jewellery World* ..........................       103,890         4,906
   DFCC Bank ..............................................        56,466        71,107
   Hayleys ................................................        45,000        51,001
   John Keells Holdings ...................................       199,824       109,462
   Sampath Bank ...........................................       105,000        60,162
                                                                            -----------
                                                                                296,638
                                                                            -----------
RUSSIA -- 3.1%
   Lukoil-Holding ADR .....................................         6,170       329,478
   Surgutneftegaz ADR .....................................        27,920       358,772
                                                                            -----------
                                                                                688,250
                                                                            -----------
TAIWAN -- 7.8%
   Advanced Semiconductor Engineering* ....................       238,015       272,870
   Asustek Computer .......................................         8,280        41,194
   Delta Electronic Industrial ............................        61,000       194,153
   Far Eastern Department Store ...........................       195,000        68,694
   Fuh Hwa Securites ......................................       651,455       272,773
   Macronix International* ................................        60,120        85,458
   Mercuries & Associates .................................       193,600        92,131
   Orient Semiconductor Electronics* ......................        38,240        17,252
   Shin Kong Life Insurance ...............................       275,250       208,387
   Silitek ................................................       131,600       112,239
   Taiwan Semiconductor Manufacturing* ....................        42,240       127,917
   United Microelectronics* ...............................        38,400        67,637
   Yageo* .................................................       235,750       180,668
                                                                            -----------
                                                                              1,741,373
                                                                            -----------
THAILAND -- 1.1%
   Charoen Pokphand Foods Public ..........................       130,100       131,623
   First Bangkok City Bank (b)* ...........................       272,600          --
   National Petrochemical .................................       110,000        73,775
   Nava Finance Public (b)* ...............................       167,300          --
   United Broadcasting* ...................................       160,000        45,470
                                                                            -----------
                                                                                250,868
                                                                            -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS - continued

                                                                   Shares      Value
                                                                  --------  -----------
TURKEY -- 4.5%
   Brisa Bridgestone Sabanci ..............................       651,000   $    34,322
   Netas Telekomunik ......................................     1,136,200       144,763
   TAT Konserve ...........................................             1            --
   Turk Sise Ve Cam Fabrikalari* ..........................             7            --
   Turkcell Iletisim Hizmet* ..............................       373,000        16,388
   Turkiye Garanti Bankasi* ...............................    30,203,600       309,629
   Turkiye IS Bankasi, Cl C ...............................    26,127,198       497,417
   Tutunbank* .............................................             1            --
                                                                            -----------
                                                                              1,002,519
                                                                            -----------
UNITED KINGDOM -- 2.9%
   Anglo American .........................................         6,800       369,746
   South African Breweries ................................        46,800       280,482
                                                                            -----------
                                                                                650,228
                                                                            -----------
VENEZUELA -- 3.3%
   Banco Venezolano de Credito ............................        64,734       261,325
   Compania Anonima Nacional Telefonos de Venezuela .......       117,994       326,627
   Mavesa .................................................     2,136,000       149,360
   Siderurgica Venezolana Sivensa, Cl B* ..................            56             2
                                                                            -----------
                                                                                737,314
                                                                            -----------
   TOTAL FOREIGN COMMON STOCKS
      (Cost $24,892,676) ..................................                  20,313,562
                                                                            -----------
FOREIGN PREFERRED STOCKS -- 8.1%

BRAZIL -- 8.1%
   Banco do Brasil ........................................    35,600,000       144,564
   Banco do Estado de Sao Paulo ...........................       600,000        20,328
   Brasil Telecom .........................................    19,890,000       152,888
   Brasil Telecom Participacoes ...........................            60             1
   Centrais Eletricas Brasileiras, Cl B ...................    13,800,000       245,124
   Cia de Bebidas das Americas* ...........................         4,545         1,014
   Companhia Brasileira de Distribuicao Grupo Pao de Acucar     1,324,921        47,214
   Companhia Siderurgica Tubarao ..........................           719             8
   Copene-Petroquimica do Nordeste ........................       500,000       193,346
   Eletricidade e Servicos ................................           638             2
   Embratel Participacoes .................................    17,980,060       288,567
   Ericsson Telecomunicacoes ..............................    16,600,000       382,709
   Gerdau .................................................         2,722            29

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS - continued

                                                                   Shares      Value
                                                                  --------  -----------
BRAZIL -- continued
   Lojas Americanas .......................................           327   $         1
   Metalurgica Gerdau .....................................     8,243,920       168,032
   Sao Carlos Empreendimentos e Participacoes .............           327             1
   Serrana ................................................         4,661             2
   Tele Celular Sul Participacoes .........................            60            --
   Tele Centro Oeste Celular Participacoes ................            65            --
   Tele Leste Celular Participacoes* ......................            60            --
   Tele Nordeste Celular Participacoes ....................            60            --
   Tele Norte Celular Participacoes .......................            60            --
   Tele Norte Leste Participacoes* ........................           159             3
   Tele Sudeste Celular Participacoes .....................            60            --
   Telecomunicacoes de Sao Paulo ..........................            60             1
   Telemig Celular Participacoes ..........................            60            --
   Telesp Celular Participacoes ...........................    14,145,502       167,359
   Vale do Rio Doce (b) ...................................        19,960            --
                                                                            -----------
                                                                              1,811,193
                                                                            -----------
   TOTAL FOREIGN PREFERRED STOCKS
      (Cost $1,842,819) ...................................                   1,811,193
                                                                            -----------

SRI LANKA -- 0.0%
   Hayleys ................................................        45,000         4,133
                                                                            -----------
TAIWAN -- 0.0%
   Taiwan Semiconductor Manufacturing (b)* ................        42,240            --
                                                                            -----------
   TOTAL FOREIGN RIGHTS
      (Cost $0) ...........................................                       4,133
                                                                            -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 1.1%

                                                                   Face
                                                                  Amount       Value
                                                               -----------  -----------
REPURCHASE AGREEMENT -- 1.1%
   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/00, to be repurchased at $253,045,
      collateralized by $189,503 of various
      U.S. Treasury Obligations, valued at
      $253,005 (Cost $253,000) ............................   $   253,000   $   253,000
                                                                            -----------
   TOTAL INVESTMENTS -- 99.8%
      (Cost $26,988,495) (a) ..............................                  22,381,888
                                                                            -----------
   OTHER ASSETS AND LIABILITIES, NET -- 0.2% ..............                      46,253
                                                                            -----------
   TOTAL NET ASSETS -- 100.0% .............................                 $22,428,141
                                                                            ===========

  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $27,006,352. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $4,624,464. This consisted of aggregate unrealized appreciation for all securities of $4,219,098 and aggregate gross unrealized depreciation for all securities of $8,843,562.
(b) Securities are not readily marketable.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

At October 31, 2000, sector diversification of the Portfolio was as follows:


                                                           % of        Market
Sector Diversification (Unaudited)                      Net Assets      Value
----------------------------------                     ------------  -----------

Agriculture ...................................            0.4%      $    97,265
Airlines ......................................            0.8           182,769
Automotive ....................................            3.6           800,519
Banks .........................................           12.7         2,847,871
Building & Construction .......................            6.4         1,429,894
Chemicals .....................................            0.3            73,775
Commercial Services ...........................            0.5           116,875
Computers & Services ..........................            2.7           597,915
Consumer Goods ................................            1.3           291,093
Diversified Operations ........................            2.0           459,654
Electrical Components & Equipment .............           11.3         2,531,232
Financial Services ............................            7.3         1,641,467
Food, Beverage & Tobacco ......................            6.2         1,397,026
Home Furnishings & Appliances .................            0.7           165,885
Insurance .....................................            0.9           208,387
Investment Companies ..........................            0.3            71,107
Medical Products & Services ...................            1.1           248,817
Metals ........................................            4.2           946,151
Paper & Paper Products ........................            1.2           256,909
Petroleum & Fuel Products .....................            7.2         1,613,188
Real Estate ...................................            0.3            57,478
Retail ........................................            0.8           179,032
Telephones & Telecommunications ...............           16.6         3,717,209
Transportation ................................            0.9           187,890
Utilities .....................................            0.9           194,154
                                                         -----       -----------
Total Foreign Common Stocks ...................           90.6        20,313,562
Total Foreign Preferred Stocks ................            8.1         1,811,193
Total Foreign Rights ..........................             --             4,133
Repurchase Agreement ..........................            1.1           253,000
                                                         -----       -----------
Total Investments .............................           99.8        22,381,888
Other Assets and Liabilities, Net .............            0.2            46,253
                                                         -----       -----------
Net Assets ....................................          100.0%      $22,428,141
                                                         =====       ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES


Assets
Investments, at Cost ..........................................     $26,988,495
                                                                   ============

Investments, at Value - Note A ................................     $22,381,888
Dividends Receivable ..........................................         135,237
Foreign Cash (Cost $41,685) ...................................          41,040
Receivable for Portfolio Shares Sold ..........................           5,244
Other Assets ..................................................           1,081
Total Assets ..................................................      22,564,490
                                                                   ------------
Liabilities Payable for Custodian Fees - Note D ...............          71,559
Payable for Portfolio Shares Redeemed .........................          16,970
Payable for Administrative Fees - Note C ......................          11,030
Payable for Investment Advisory Fees - Note B .................           7,288
Payable for Directors' Fees - Note F ..........................           1,000
Payable to Custodian Bank - Note D ............................           1,202
Other Liabilities .............................................          27,300
                                                                   ------------
  Total Liabilities ...........................................         136,349
Net Assets ....................................................     $22,428,141
                                                                   ============
Net Assets Consist of:
Paid in Capital ...............................................      29,248,462
Undistributed Net Investment Income ...........................         151,969
Accumulated Net Realized Loss .................................      (2,356,176)
Unrealized Depreciation .......................................      (4,616,114)
                                                                   ------------
Net Assets ....................................................     $22,428,141
                                                                   ============
Institutional Class Shares
Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000) .....................................       2,535,025
Net Asset Value, Offering and Redemption Price Per Share ......           $8.85
                                                                   ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends ....................................................     $  1,419,874
Interest .....................................................           21,668
Less: Foreign Taxes Withheld .................................         (140,937)
                                                                   ------------
   Total Income ..............................................        1,300,605
                                                                   ------------
Expenses
Investment Advisory Fees -- Note B ...........................          458,326
Custodian Fees -- Note D .....................................          258,572
Administrative Fees -- Note C ................................          128,477
Interest Expense .............................................           28,599
Printing Fees ................................................           25,924
Audit Fees ...................................................           24,041
Registration and Filing Fees .................................           18,820
Directors' Fees -- Note F ....................................            2,919
Legal Fees ...................................................            1,667
Other Expenses ...............................................           49,457
                                                                   ------------
   Net Expenses Before Expense Offset ........................          996,802
Expense Offset -- Note A .....................................           (3,898)
                                                                   ------------
   Net Expenses After Expense Offset .........................          992,904
                                                                   ------------
Net Investment Income ........................................          307,701
                                                                   ------------
Net Realized Gain (Loss) on:
   Investments ...............................................       13,289,684
   Foreign Currency Transactions .............................         (161,603)
                                                                   ------------
Net Realized Gain on Investments and Foreign
  Currency Transactions ......................................       13,128,081
                                                                   ------------
Net Change in Unrealized Appreciation (Depreciation) on:
   Investments ...............................................       (8,115,346)
   Foreign Currency Transactions .............................           24,539
                                                                   ------------
Net Change in Unrealized Appreciation (Depreciation) .........       (8,090,807)
                                                                   ------------
Net Gain on Investments and Foreign Currency .................        5,037,274
                                                                   ------------
Net Increase in Net Assets Resulting from Operations .........     $  5,344,975
                                                                   ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                      Year Ended          Year Ended
                                                                      October 31,         October 31,
                                                                         2000                1999
                                                                     ------------        ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .........................................   $    307,701        $  1,415,512
   Net Realized Gain (Loss) ......................................     13,128,081          (3,730,618)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions ............     (8,090,807)         42,308,850
                                                                     ------------        ------------
   Net Increase in Net Assets Resulting
     from Operations .............................................      5,344,975          39,993,744
                                                                     ------------        ------------
Distributions:
   Net Investment Income .........................................       (630,056)         (1,243,820)
                                                                     ------------        ------------
   Total Distributions ...........................................       (630,056)         (1,243,820)
                                                                     ------------        ------------
Capital Share Transactions (1):
   Issued ........................................................     10,328,203          58,979,748
   In Lieu of Cash Distributions .................................        620,089           1,215,148
   Redemption Fees -- Note I .....................................         17,537              18,617
   Redeemed ......................................................    (70,271,816)       (110,609,470)
                                                                     ------------        ------------
   Net Decrease from Capital Share Transactions ..................    (59,305,987)        (50,395,957)
                                                                     ------------        ------------
      Total Decrease .............................................    (54,591,068)        (11,646,033)
                                                                     ------------        ------------
Net Assets:
   Beginning of Period ...........................................     77,019,209          88,665,242
                                                                     ------------        ------------
   End of Period (including undistributed net investment
     income of $151,969 and $629,671, respectively) ..............   $ 22,428,141        $ 77,019,209
                                                                     ============        ============
(1) Shares Issued and Redeemed:
   Issued ........................................................        895,725           7,326,624
   In Lieu of Cash Distributions .................................         55,663             173,345
   Redeemed ......................................................     (6,621,916)        (12,437,172)
                                                                     ------------        ------------
   Net Decrease in Shares Issued and Redeemed ....................     (5,670,528)         (4,937,203)
                                                                     ============        ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                       Selected Per Share Data & Ratios
                                                                         For a Share Outstanding Throughout Each Period

                                                                        Years Ended October 31,
                                                 ----------------------------------------------------------------------
                                                    2000           1999*          1998           1997          1996
                                                 ----------     ----------     ----------     ----------     ----------
Net Asset Value,
   Beginning of Period ...................          $  9.39        $  6.75        $ 11.28        $ 12.12        $ 11.23
                                                    -------        -------        -------        -------        -------
Income from Investment
   Operations
   Net Investment Income .................             0.16           0.10           0.11           0.16           0.13
   Net Realized and Unrealized
     Gain (Loss) .........................            (0.59)+         2.63          (3.99)+        (0.85)          0.84
                                                    -------        -------        -------        -------        -------
Total from Investment
     Operations ..........................            (0.43)          2.73          (3.88)         (0.69)          0.97
                                                    -------        -------        -------        -------        -------
Distributions:
   Net Investment Income .................            (0.l1)         (0.09)         (0.14)         (0.12)         (0.02)
   Net Realized Gain .....................               --             --          (0.51)         (0.03)         (0.06)
                                                    -------        -------        -------        -------        -------
     Total Distributions .................            (0.11)         (0.09)         (0.65)         (0.15)         (0.08)
                                                    -------        -------        -------        -------        -------
Net Asset Value, End of Period ...........          $  8.85        $  9.39        $  6.75        $ 11.28        $ 12.12
                                                    =======        =======        =======        =======        =======

Total Return .............................            (5.20)%        41.49%        (36.00)%        (5.71)%         8.72%
                                                    =======        =======        =======        =======        =======

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ...........................          $22,428        $77,019        $88,665        $80,220        $69,649
Ratio of Expenses to Average
   Net Assets ............................             2.09%          1.61%@         1.61%@         1.50%          1.79%
Ratio of Net Investment Income
   to Average Net Assets .................             0.65%          1.11%          1.60%          1.31%          1.29%
Portfolio Turnover Rate ..................               38%            45%            32%            28%            11%

* Per share amounts for the period are based on average outstanding shares.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
@ The ratio of net operating expenses to average net assets, excluding foreign tax expense, is 1.53% and 1.59% for the years ended October 31, 1999 and 1998, respectively.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS


     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian Emerging Markets Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based on the bid price of the foreign currency against U.S. dollars quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

         5. Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

     two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

         6. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

         Permanent book and tax basis differences resulted in reclassification of $155,347 decrease to undistributed net investment income, $161,603 increase in accumulated net realized gain, and $6,256 decrease in paid in capital.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

         B. Investment Advisory Services: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of the average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 2.50% of average daily net assets. Old Mutual, Plc. gained control of United Asset Management on Sept. 26, 2000.

         C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEII Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center, ("UAMSSC") affiliate of UAM, to assist in providing certain services to the Portfolio.

         Pursuant to the Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

         For the year ended October 31, 2000, the Administrator was paid $128,477, of which $48,792 was paid to SEI for their services, $19,112 to DST for their services, and $11,024 to UAMSSC for their services.

         D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolio.

         E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

         F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

         G. Purchases and Sales: For the year ended October 31, 2000, the Portfolio made purchases of $17,355,267 and sales of $71,697,198 of investment securities other than long-term U.S. Government and short-term securities. There were no purchase or sales of long-term U.S. Government securities.

         H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the year ended October 31, 2000, the Portfolio had no borrowings under the agreement.

         I. Other: At October 31, 2000, 85% of total shares outstanding were held by 3 record shareholders each owning 10% or greater of the aggregate total shares outstanding.

         The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days. For the year ended October 31, 2000, there were $17,537 in fees retained.

         At October 31, 2000, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

         Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

         The Portfolio invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

         At October 31, 2000, the Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $2,338,319 which will expire on October 31, 2007.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Acadian Emerging Markets Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Acadian Emerging Markets Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 20, 2000

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited):

Foreign taxes during the fiscal year ended October 31, 2000 amounting to $140,937 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 2000 which shareholders of this Portfolio will receive in late January, 2001.

     In addition, for the year ended October 31, 2000, gross income derived from sources within foreign countries amounted to $1,419,874 for the Portfolio.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

Officers and Directors

James F. Orr, III                              William H. Park
Director, President and Chairman               Vice President

John T. Bennett, Jr.                           Gary L. French
Director                                       Treasurer

Nancy J. Dunn                                  Robert J. Della Croce
Director                                       Assistant Treasurer

Philip D. English                              Linda T. Gibson, Esq.
Director                                       Secretary

William A. Humenuk                             Martin J. Wolin
Director                                       Assistant Secretary

James P. Pappas                                Theresa DelVecchio
Vice President                                 Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Acadian Asset Management, Inc.
Ten Post Office Square
Boston, MA 02110

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


                                     ----------------------------------------
                                       This report has been prepared for
                                       shareholders and may be distributed
                                       to others only if preceded or
                                       accompanied by a current prospectus.
                                     ----------------------------------------

                                                                  [LOGO OF UAM]

Supplement dated October 27, 2000, to the Annual Report of the Financials for the Acadian Emerging Markets Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On October 27, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------
1.To elect the Trustees/Directors.
  01) John T. Bennett, Jr.......................... 19,010,168     --   451,579
  02) Nancy J. Dunn................................ 19,032,354     --   429,393
  03) William A. Humenuk........................... 19,032,469     --   429,278
  04) Philip D. English............................ 19,032,469     --   429,278
  05) James F. Orr, III............................ 19,030,371     --   431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                     2,011,142  52,276   11,249

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:...............  2,055,879   3,696   15,092
  b) Borrowing:....................................  2,055,879   3,696   15,092
  c) Issuing of Senior Securities:.................  2,055,879   3,696   15,092
  d) Underwriting:.................................  2,055,879   3,696   15,092
  e) Industry Concentration:.......................  2,055,879   3,696   15,092
  f) Investment in Real Estate:....................  2,055,879   3,696   15,092
  g) Commodities:..................................  2,055,879   3,696   15,092
  h) Lending:......................................  2,055,879   3,696   15,092
  i) Illiquid Securities:..........................  2,055,879   3,696   15,092
  j) Control or Management:........................  2,055,879   3,696   15,092
  k) Unseasoned Issuers:...........................  2,055,879   3,696   15,092
  l) Borrowing exceeding 5%:.......................  2,010,355  49,220   15,092
  m) Pledging:.....................................  2,010,355  49,220   15,092
  n) Margin Purchases and Short Sales:.............  2,010,355  49,220   15,092

                                                      For:    Against: Abstain:
                                                    --------- -------- --------
  o) Directors' Ownership of Shares:............... 2,055,879   3,696   15,092
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:.......... 2,010,355  49,220   15,092
  q) Futures and Options:.......................... 2,010,355  49,220   15,092

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                    2,138,721   3,995    9,584

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                    2,144,346   4,256    3,698

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset Management Corporation and Old Mutual Plc.

     2,145,024 2,565 4,711